EXHIBIT 99.1
                                 ------------

                 Computational Materials prepared by Goldman.



All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
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                                                               December 8, 2003
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               Preliminary Structural and Collateral Term Sheet
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              $280,725,000 (approximate) of Senior Certificates
               Residential Asset Securitization Trust, 2003-A14
                         IndyMac MBS, Inc., Depositor
             Mortgage Pass-Through Certificates, Series 2003-A14
--------------------------------------------------------------     -------------------------------------------------------------
          Features of the Transaction                                                   Key Terms
--------------------------------------------------------------     -------------------------------------------------------------
o   Offering consists of $280,725,000 senior certificates with     Issuer: Residential Asset Securitization Trust 2003-A14
    certificate interest rate of 4.75% rated triple-A by two of    Underwriter: Goldman, Sachs & Co.
    three: Fitch, Moody's or S&P.                                  Servicer: IndyMac Bank, F.S.B.
o   The overall expected amount of credit support for the          Originator:  100% originated or acquired by IndyMac Bank, F.S.B.
    senior certificates is 1.50% +/- 0.25% on the securities in    Trustee: Deutsche Bank National Trust Company
    the form of subordination with a shifting interest structure   Type of Issuance: Public
    and a five-year prepayment lockout to the junior               Servicer Advancing: Yes, subject to recoverability
    certificates.                                                  Compensating Interest: Yes, monthly to the extent of 1/12th of
o   Collateral primarily consists of conventional 10 to 15 year    12.5 bps per annum in compensating interest for full and partial
    fixed rate mortgage loans secured by first liens on one to     prepayments
    four family residential properties.                            Legal Investment: The senior certificates will be SMMEA eligible
o   The amount of senior certificates is approximate and may       at settlement
    vary by up to 5%.                                              Interest Accrual: Prior calendar month unless otherwise
--------------------------------------------------------------     specified
                         Time Table                                Clean Up Call: 10% of the Cut-off Date principal balance of the
--------------------------------------------------------------     Loans
Expected Settlement:                         December 29, 2003     ERISA Eligible: Underwriter's exemption may apply to senior
Cut-off Date:                                 December 1, 2003     certificates, however prospective purchasers should consult
First Distribution Date:                      January 26, 2004     their own counsel
Distribution Date:                   25th of each month or NBD     Tax Treatment: REMIC; senior certificates are regular interests
                                                                   Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates.
                                                                   Expected Subordination: 1.50% +/- 0.25%
                                                                   Rating Agencies: Two of the following three: Fitch, Moody's or
                                                                   S&P
                                                                   Minimum Denomination: Senior certificates - $25,000
                                                                   Delivery: Senior certificates - DTC

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           Final Collateral Information                                               Total
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
Total Outstanding Principal Balance:                                                                         $285,000,000
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Number of Mortgage Loans:                                                                                             740
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Average Principal Balance of the Mortgage Loans (000's):                                                             $385
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Weighted Average Annual Gross Mortgage Interest Rate:                                                               5.39%
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Expected Administrative Fee Range (Includes Servicing and Trustee):                                           0.26%-0.33%
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Original Weighted Average Amortized Term to Maturity:                                                          179 months
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Remaining Weighted Average Amortized Term To Maturity:                                                         170 months
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Weighted Average Seasoning:                                                                                     10 months
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Weighted Average Original Loan-To-Value Ratio:                                                                        57%
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Cash-Out Refinance:                                                                                                   30%
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Full Documentation:                                                                                                   56%
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Owner Occupied:                                                                                                       97%
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Single Family /PUD's:                                                                                                 93%
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Mortgage Loans with Prepayment Penalties:                                                                             29%
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Weighted Average FICO at Origination:                                                                                 727
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California %:                                                                                                         63%
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action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the
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material may be filed with the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the
SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs &
Co. In addition, we mutually agree that, subject to applicable law, you may
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information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.







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